UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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CyberSource Corporation

(Name of Registrant as Specified In Its Charter)

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Filed by CyberSource Corporation

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: CyberSource Corporation

Commission File No. 0-26477

Excerpt from Press Release issued by CyberSource Corporation dated April 29, 2010:

“After fifteen years as a standalone entity, I am pleased to announce that on April 21, 2010, we entered into a definitive agreement for Visa to purchase CyberSource at a price of $26 per share or approximately $2.0 billion in cash. This is an incredible opportunity to join Visa, the leading company in the payment space, which is also one of the fastest growing and most successful companies in the world. We’ve had a long working relationship with Visa, an early investor in CyberSource before our IPO, and have collaborated with them on fraud models built into our automated fraud management solutions since 1999. The combination with Visa provides a great platform to build innovative payment solutions for eCommerce merchants, and helps secure our position as a global payment leader,” said Bill McKiernan, Executive Chairman and Founder.

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Cautionary Statement under the Private Securities Litigation Reform Act of 1995

Statements in this release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, statements regarding expectations, objectives, anticipations, plans, hopes, beliefs, intentions or strategies regarding the future. Forward-looking statements in this release include, without limitation, statements regarding: (1) the opportunity to join Visa; (2) the anticipated closing time for the proposed merger with Visa; (3) the respective roles of our Executive Chairman and CEO in the combined company; (4) strength in eCommerce and international expansion; (5) resellers and partners continuing to be a major driver for new customer leads; and (6) the company continuing to drive strong growth outside the U.S. There is no assurance that any forward-looking statement will be realized. Achievement of future results is subject to risks, uncertainties, and potentially inaccurate assumptions. These risks and uncertainties include, among others, those discussed under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in CyberSource’s most recent Annual Report on Form 10-K, filed on February 26, 2010, and subsequent Quarterly Reports on Form 10-Q, as well as the consolidated financial statements, related Notes, and the other financial information appearing elsewhere in those reports and other

CyberSource filings with the Securities and Exchange Commission. The factors that could cause actual results to differ materially from the forward-looking statements include risks and uncertainties such as: changes in Generally Accepted Accounting Principles and the application thereof; changes in customer needs; the risks of failures, disruptions or illiquidity in national and global banking, credit, and financial systems and the impact of those risks on CyberSource’s business; the risk of the economy, in general, and online economy, in particular, slowing down; security breaches; new products and services offerings by CyberSource and its competitors; and any unforeseen system failures. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. Readers should bear this in mind when considering forward-looking statements. The forward-looking statements in this release speak only as of this date. CyberSource undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger, CyberSource will file a proxy statement with the SEC. Additionally, CyberSource will file other relevant materials with the SEC in connection with the proposed acquisition of CyberSource by Visa pursuant to the terms of an Agreement and Plan of Merger by and among Visa, CyberSource and Market St. Corp., a wholly-owned subsidiary of Visa. The materials to be filed by CyberSource with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and stockholders also may obtain free copies of the proxy statement from CyberSource by contacting its investor relations department by telephone at (650) 965-6000 or by mail at CyberSource, Investor Relations, 1295 Charleston Road, Mountain View, California 94043. Investors and security holders of CyberSource are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger.

CyberSource, Visa and their respective directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of CyberSource stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of CyberSource’s executive officers and directors in the solicitation by reading CyberSource’s proxy statement for its 2009 annual meeting of stockholders, the Annual Report on Form 10-K/A for the fiscal year ended December 31, 2009 containing Part III information when filed with the SEC on or before April 30, 2010, and the proxy statement and other relevant materials filed with the SEC in connection with the merger when they become available. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Visa’s executive officers and directors by reading Visa’s proxy statement for its 2010 annual meeting of stockholders. Information concerning the interests of CyberSource’s participants in the solicitation, which may, in some cases, be different than those of CyberSource’s stockholders generally, will be set forth in the proxy statement relating to the merger when it becomes available. Additional information regarding CyberSource directors and executive officers is also included in CyberSource’s proxy statement for its 2009 annual meeting of stockholders and will be included in the Annual Report on Form 10-K/A for the fiscal year ended December 31, 2009 containing Part III information.

Excerpts from Q1 2010 Earnings Script dated April 29, 2010:

KATRINA RYMILL

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Before we get started, I need to alert you to our Safe Harbor provisions. During the course of this teleconference, we will make certain forward-looking statements regarding our business and results of operations. Statements made today that are not purely historical, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, including without limitation statements regarding the Company’s expectations, objectives, anticipations, plans, hopes, beliefs, intentions or strategies regarding the future. Such forward-looking statements include those relating to:

•	Opportunities with Visa;

•	Bringing value to shareholders, employees, customers and partners;

•	Strength of first quarter results;

•	E-commerce growth and the factors driving growth;

•	Record growth in partner adds;

•	Growth trends driven by security concerns and international sales;

•	Single source offering resonating with merchants; and,

•	Long-term potential of the company.

We wish to caution you that such statements are just beliefs or predictions and that actual results might differ materially from those projected in any or all of the forward-looking statements. There is no assurance that any forward-looking statement will be realized. Achievement of future results is subject to risks, uncertainties, and potentially inaccurate assumptions.

These statements are also subject to risks and uncertainties including but not limited to the following: changes in customer requirements, potential financial risks relating to the Company’s global acquiring business, changes in general economic conditions and eCommerce in particular, disruptions or illiquidity in the national and global banking, credit and financial systems and the impact of those risks on CyberSource’s business, changes in generally accepted accounting standards, changes in legal requirements and litigation arising from time to time, unforeseen technical difficulties relating to the Internet in general, or our technology in particular, potential system failures including without limitation, disruptions intentionally caused by third parties, and the intense competition in our industry and the need for rapid technological change associated with such competition.

Further, CyberSource’s past financial, business, operations, and stock performance are not necessarily indicative of CyberSource’s future performance. CyberSource undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise.

Listeners are referred to the documents filed by CyberSource with the SEC, specifically Form 10-K filed on February 26, 2010 covering the one-year period ended December 31, 2009 and our quarterly reports filed on Form 10-Q from time to time, all of which include these and certain other important risk factors.

CyberSource, Visa and their respective directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of CyberSource stockholders in connection with the proposed merger. We encourage you to review the current report filed on Form 8-K with the SEC today and available on the SEC’s website with additional information about the proposed merger with Visa and where to find such additional information.

And now let me introduce Bill McKiernan, Executive Chairman and Founder.

BILL MCKIERNAN

Thanks, Katrina. Good afternoon and thank you all for joining us. I’d like to speak briefly about the Visa announcement, and then turn the call over to Mike and Steve for our first quarter 2010 earnings report. After fifteen years as a standalone entity, we were very pleased to announce on April 21st that we entered into a definitive agreement whereby Visa will purchase CyberSource for $26 per share, or approximately $2.0 billion in cash. This is an incredible opportunity to combine with Visa, the leading company in the payment space, and one of the fastest growing and most successful companies in the world. We’ve had a long working relationship with Visa, which was an early, pre-IPO investor in CyberSource, and since 1999 we have collaborated with them on the fraud models integrated into our automated fraud management solutions. This combination with Visa provides us with a great platform to build innovative payment solutions for eCommerce merchants, and helps secure our position as a global payment leader. We’ll benefit from the Visa brand, and be able to leverage Visa’s global footprint. We will have more resources to innovate in a market that demands innovation. With 92% of our revenues coming from the U.S. today, there is also tremendous opportunity to expand our business through Visa’s global presence and local market expertise. I’d like to congratulate the entire CyberSource team for their hard work in creating value for shareholders and more specifically Mike and Steve for an excellent first quarter. And now, let me introduce Mike Walsh, our president and CEO.

MIKE WALSH

Thanks, Bill. It’s a pleasure to welcome you to our first quarter 2010 earnings call. To reiterate Bill’s comments, I am very excited about the value the Visa transaction will bring to shareholders, employees, customers and partners, and I look forward to working with the Visa team to achieve these objectives.

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MIKE WALSH

Thanks Steve. We believe that CyberSource has strong long-term growth potential driven by the rapid acceptance and growth in the use of eCommerce, and our expansion in both domestic and international markets. We’ve invested a lot of time and money over the years in differentiating ourselves in our payment, risk, and payment security capabilities, and our advantage continues to grow with the scale of over 300,000 customers and growing ecosystem of over 4,800 partners. By joining forces with Visa, the world’s foremost payments company, we will have the opportunity to utilize Visa’s regional expertise and global presence to drive international adoption of CyberSource in key geographies. Visa’s focus on payment innovation and their suite of payment products align well with our vision, and this combination will position us for our next phase of growth.

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Additional Information about the Merger and Where to Find It

In connection with the proposed merger, CyberSource will file a proxy statement with the SEC. Additionally, CyberSource will file other relevant materials with the SEC in connection with the proposed acquisition of CyberSource by Visa pursuant to the terms of an Agreement and Plan of Merger by and among Visa, CyberSource and Market St. Corp., a wholly-owned subsidiary of Visa. The materials to be filed by CyberSource with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and stockholders also may obtain free copies of the proxy statement from CyberSource by contacting its investor relations department by telephone at (650) 965-6000 or by mail at CyberSource, Investor Relations, 1295 Charleston Road, Mountain View, California 94043. Investors and security holders of CyberSource are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger.

CyberSource, Visa and their respective directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of CyberSource stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of CyberSource’s executive officers and directors in the solicitation by reading CyberSource’s proxy statement for its 2009 annual meeting of stockholders, the Annual Report on Form 10-K/A for the fiscal year ended December 31, 2009 containing Part III information when filed with the SEC on or before April 30, 2010, and the proxy statement and other relevant materials filed with the SEC in connection with the merger when they become available. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Visa’s executive officers and directors by reading Visa’s proxy statement for its 2010 annual meeting of stockholders. Information concerning the interests of CyberSource’s participants in the solicitation, which may, in some cases, be different than those of CyberSource’s stockholders generally, will be set forth in the proxy statement relating to the merger when it becomes available. Additional information regarding CyberSource directors and executive officers is also included in CyberSource’s proxy statement for its 2009 annual meeting of stockholders and will be included in the Annual Report on Form 10-K/A for the fiscal year ended December 31, 2009 containing Part III information.